FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 5, 2000



                             MEDTOX SCIENTIFIC, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


1-11394                                                   95-3863205
(Commission File Number)                     (IRS Employer Identification No.)


402 West County Road D
St. Paul, Minnesota                                                  55112
(Address of principal executive offices)                           (Zip Code)


                                 (651) 636-7466
              (Registrant's telephone number, including area code)

Item 9.           Regulation F-D Disclosure

         On December 5, 2000, the Company announced that it will take a $500,000 charge against earnings in the quarter ended December 31, 2000 as described in the press release attached at Exhibit 99.1.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MEDTOX Scientific, Inc.




Date:  December 5, 2000                       By:  /s/ Richard J. Braun
                                              --------------------------
                                              Name:  Richard J. Braun
                                              Title:    Chief Executive Officer